Exhibit 99.1

Precipio Reschedules Q2-2021 Shareholder Update Call

Due to a schedule conflict, the call is moved to Thursday August 26th at 5:00PM EST

NEW HAVEN, CT, (August 20th, 2021) - Specialty cancer diagnostics company Precipio, Inc. (NASDAQ: PRPO), will be rescheduling its Q2-2021 update call from Monday August 23rd to Thursday August 26th at 5:00 PM ET due to a schedule conflict.

The conference call may be accessed by calling 844-695-5519 (international callers dial 1-412-902-6760). All callers should ask for the Precipio Inc. conference call. Participants may also pre-register for the conference call to https://dpregister.com/sreg/10159643/ec749304c3 and will receive a calendar invite and a direct dial-in number, bypassing the operator.

Listeners interested in submitting questions in advance should email their questions to investors@precipiodx.com and management will do its best to address those questions during the call.

A replay of the call will be available approximately 24 hours after the call and may be accessed via the Investors page on Precipio's website, http://www.precipiodx.com/investors.html.

About Precipio

Precipio has built a platform designed to eradicate the problem of misdiagnosis by harnessing the intellect, expertise and technology developed within academic institutions and delivering quality diagnostic information to physicians and their patients worldwide, as well as proprietary products that serve laboratories worldwide. Through its collaborations with world-class academic institutions specializing in cancer research, diagnostics and treatment such as the Yale School of Medicine, Harvard’s Dana-Farber Cancer Institute, and the University of Pennsylvania, Precipio offers a new standard of diagnostic accuracy enabling the highest level of patient care. For more information, please visit www.precipiodx.com.

Please follow us on Twitter @PrecipioDx and on Facebook.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, among others, statements related to the expected or potential impact of the novel coronavirus (COVID-19) pandemic, and the related responses of the government, consumers, and the company, on our business, financial condition and results of operations, and any such forward-looking statements, whether concerning the COVID-19 pandemic or otherwise, involve risks, assumptions and uncertainties. Except for historical information, statements about future volumes, sales, growth, costs, cost savings, margins, earnings, earnings per share, diluted earnings per share, cash flows, plans, objectives, expectations, growth or profitability are forward-looking statements based on management’s estimates, beliefs, assumptions and projections. Words such as “could,” “may,” “expects,” “anticipates,” “will,” “targets,” “goals,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “predicts,” and variations on such words, and similar expressions that reflect our current views with respect to future events and operational, economic and financial performance, are intended to identify such forward-looking statements. These forward-looking statements are only predictions, subject to risks and uncertainties, and actual results could differ materially from those discussed. Important factors that could affect performance and cause results to differ materially from management’s expectations, or could affect the company’s ability to achieve its strategic goals, include the uncertainties relating to the impact of COVID-19 on the company’s business, operations and employees and the other factors that are described in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis” in the company's Annual Report on Form 10-K for the fiscal year ended December 31, 2020, as updated from time to time in the company’s Securities and Exchange Commission filings.

The company’s forward-looking statements in this press release are based on management’s current views, beliefs, assumptions and expectations regarding future events and speak only as of the date of this release. The company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by the federal securities laws.

Inquiries:

investors@precipiodx.com

+1-203-787-7888 Ext. 523